Advisors Disciplined Trust 2245

Supplement to the Prospectus

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE:TPZ), Tortoise Pipeline & Energy Fund, Inc. (NYSE:TTP), and Tortoise Energy Independence Fund, Inc. (NYSE:NDP) have merged into a newly formed actively managed exchange-traded fund (“ETF”) registered as an open-end fund under the Investment Company Act of 1940. The newly formed ETF is also named Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE:TPZ). Accordingly, in exchange for its shares of the Tortoise Power and Energy Infrastructure Fund, Inc. closed-end fund, Balanced Portfolio, Series 2024-4 has received newly issued shares of the Tortoise Power and Energy Infrastructure Fund ETF, an ETF registered as an open-end fund.

Selected ETF Risks. Unlike typical open-end funds, ETFs generally do not sell or redeem their individual shares at net asset value. ETFs generally sell and redeem shares in large blocks (often known as “creation units”), however the sponsor does not intend to sell or redeem ETF shares in this manner. In addition, securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. The trust will purchase and sell ETF shares on these securities exchanges. ETFs therefore possess characteristics of traditional open-end funds, which issue redeemable shares, and of corporate common stocks, which generally issue shares that trade at negotiated prices on securities exchanges and are not redeemable. Shares of ETFs may trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of ETF shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors. If shares of an ETF trade at a market price that reflects a discount to the value of the ETF’s underlying assets, the discount could increase over time and when the trust liquidates ETF shares the trust will receive the current market price of shares rather than the ETF’s net asset value per share. ETFs are subject to various risks, including management’s ability to meet the ETF’s investment objective, and to manage the ETF’s portfolio when the underlying securities are redeemed or sold, during the periods of market turmoil and as investors’ perceptions regarding ETFs or their underlying investment change. The trust and the ETF both have operating expenses. You will bear not only your share of the trust’s expenses, but also the expenses of the ETF. By investing in the ETF, the trust incurs greater expenses than you would incur if you invested directly in the ETF. Only the trustee may vote the shares of the ETFs held in the trust. The trustee will vote the shares in the same general proportion as shares held by other shareholders of the ETF. Your trust may be required, however, to reject any offer for securities or other property in exchange for portfolio securities as described under “How the Trust Works—Changing Your Portfolio”.

Supplement Dated:  December 23, 2024